SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 29, 2002


                          GS Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


          Delaware                    333-89556               13-6357101
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File No.)           Identification No.)


                                 85 Broad Street
                               New York, NY 10004
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 902-1000
                         Registrant's telephone number,
                               including area code


                                 Not Applicable
-----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





Item 5. Other Events

         The Registrant registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-89556) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 9:00AM on June 6, 2002. Pursuant to this Registration Statement, the Registrant issued and sold $1,317,965,412 in aggregate principal amount of Mortgage Pass-Through Certificates, Series 2002-10. This transaction closed on October 29, 2002. In connection with this transaction, the Registrant entered into the material agreements attached hereto as exhibits.

Item 7.  Financial Statements and Exhibits

         A list of the Exhibits filed herewith is attached hereto.



                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS Mortgage Securities Corp.

                                            By:  /s/ Janet Bell
                                               ------------------------------
                                               Name:  Janet Bell
                                               Title: Vice President

Dated: November 13, 2002



                                 EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

4.5.1 Trust Agreement, dated as of October 1, 2002, between GS Mortgage Securities Corp. and JPMorgan Chase Bank

4.5.2               Standard Terms to Trust Agreement (October 2002 Edition)

4.6 Form of Mortgage Pass-Through Certificate (included as part of Exhibit 4.5.1)